Assets pledged or assigned	6 Months Ended
Jun. 30, 2011
Assets pledged or assigned
Assets pledged or assigned
Note 27 Assets pledged or assigned
The Group received collateral in connection with resale agreements, securities lending and loans, derivative transactions and margined broker loans. A substantial portion of the collateral received by the Group was sold or repledged in connection with repurchase agreements, securities sold not yet purchased, securities borrowings and loans, pledges to clearing organizations, segregation requirements under securities laws and regulations, derivative transactions and bank loans.

Assets pledged or assigned
end of	2Q11	4Q10

Assets pledged or assigned (CHF million)

Book value of assets pledged or assigned as collateral	153,308	169,702

of which assets provided with the right to sell or repledge	106,454	112,246

Fair value of collateral received with the right to sell or repledge	345,270	356,970

of which sold or repledged	281,012	307,894